EXHIBIT 99

US AIRWAYS REPORTS SEPTEMBER TRAFFIC

     ARLINGTON, Va., Oct. 3, 2003 -- US Airways reported its September 2003 passenger traffic today.

     Revenue passenger miles for September 2003 decreased 1.7 percent on 11.2 percent less capacity compared to September 2002. The passenger load factor was 66.7 percent, a 6.4 percentage point increase compared to September 2002.

     For the third quarter 2003, revenue passenger miles decreased 3.8 percent on 10.2 percent less capacity compared to the same period in 2002. The company reported a 76.9 percent load factor for the quarter, up 5.1 percentage points compared to the third quarter of 2002.

     Year-to-date 2003 revenue passenger miles decreased 9.3 percent on 11.3 percent less capacity compared to the first nine months of 2002. The passenger load factor for the period was 73.5 percent, a 1.6 percentage point increase compared to the first nine months of 2002.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc. -- reported a 19.1 percent decrease in revenue passenger miles for the month of September on 20.3 percent less capacity. The passenger load factor was 49.3 percent, a 0.7 percentage point increase compared to September 2002.

     For the third quarter 2003, the three wholly owned US Airways Express carriers reported that revenue passenger miles decreased 16.0 percent on 16.5 percent less capacity. The load factor was 53.4 percent, a 0.3 percentage point increase compared to the third quarter of 2002.

     Year-to-date 2003, Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc., reported a 16.3 percent decrease in revenue passenger miles on 15.6 percent less capacity. The passenger load factor was 52.3 percent, a 0.4 percentage point decrease compared to the first nine months of 2002.

     System mainline passenger unit revenue for September 2003 is expected to increase between 6 percent and 7 percent compared to September 2002.

     US Airways ended the month by completing 97.9 percent of its scheduled flights compared to September 2002 when US Airways completed 99.1 percent of its scheduled flights.

     September's operational performance was largely affected by three Hurricanes -- Fabian, Henri, and Isabel, causing US Airways to reschedule thousands of flights in the Caribbean, Florida, and parts of the Mid-Atlantic and Northeast regions of the country. Isabel alone contributed to the cancellation of more than 900 US Airways, US Airways Shuttle and US Airways Express flights in September.

Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to operate pursuant to the terms of its financing facilities; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the company's new common stock; and other risks and uncertainties listed from time to time in the company's reports to the United States Securities and Exchange Commission. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	Sept. 2003	Sept. 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	1,992,822	2,158,929	(7.7)
International*	810,156	693,683	16.8
Total - Scheduled Service	2,802,978	2,852,612	(1.7)
Total (Including Charter)	2,803,407	2,853,934	(1.8)

Available Seat Miles (000):
Domestic*	3,147,269	3,786,209	(16.9)
International*	1,056,440	945,822	11.7
Total - Scheduled Service	4,203,709	4,732,031	(11.2)
Total (Including Charter)	4,204,415	4,733,832	(11.2)

Passengers Boarded*	2,867,160	3,205,822	(10.6)
System Load Factor*	66.7	60.3	6.4
Average Passenger Journey*	977.6	889.8	9.9

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

	US AIRWAYS, INC.
THIRD QUARTER 2003

	July - Sept. 2003	July - Sept. 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	7,495,681	8,338,245	(10.1)
International*	2,826,131	2,393,654	18.1
Total - Scheduled Service	10,321,811	10,731,899	(3.8)
Total (Including Charter)	10,323,122	10,734,508	(3.8)

Available Seat Miles (000):
Domestic*	10,042,647	12,010,474	(16.4)
International*	3,388,163	2,945,742	15.0
Total - Scheduled Service	13,430,810	14,956,216	(10.2)
Total (Including Charter)	13,433,235	14,959,719	(10.2)

Passengers Boarded*	10,584,273	11,993,867	(11.8)
System Load Factor*	76.9	71.8	5.1
Average Passenger Journey*	975.2	894.8	9.0

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding.

	US AIRWAYS, INC.
YEAR-TO-DATE 2003

	Jan. - Sept. 2003	Jan. - Sept. 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	21,318,751	24,899,604	(14.4)
International*	7,047,511	6,379,147	10.5
Total - Scheduled Service	28,366,262	31,278,751	(9.3)
Total (Including Charter)	28,418,686	31,285,479	(9.2)

Available Seat Miles (000):
Domestic*	29,586,275	35,603,481	(16.9)
International*	9,015,496	7,936,500	13.6
Total - Scheduled Service	38,601,771	43,539,981	(11.3)
Total (Including Charter)	38,686,147	43,548,403	(11.2)

Passengers Boarded*	30,866,337	36,801,210	(16.1)
System Load Factor*	73.5	71.8	1.6
Average Passenger Journey*	919.0	849.9	8.1

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	Sept. 2003	Sept. 2002	Percent Change
Revenue Passenger Miles (000)	95,456	118,055	(19.1)
Available Seat Miles (000)	193,627	243,079	(20.3)
Passengers Boarded*	441,323	527,700	(16.4)
System Load Factor*	49.3	48.6	0.7
Average Passenger Journey	216.3	223.7	(3.3)

	US AIRWAYS EXPRESS**
THIRD QUARTER 2003

	July - Sept. 2003	July - Sept. 2002	Percent Change
Revenue Passenger Miles (000)	332,731	396,283	(16.0)
Available Seat Miles (000)	623,340	746,854	(16.5)
Passengers Boarded*	1,510,118	1,765,586	(14.5)
System Load Factor*	53.4	53.1	0.3
Average Passenger Journey	220.3	224.4	(1.8)

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE:     Numbers may not add or calculate due to rounding.

	US AIRWAYS EXPRESS**
YEAR-TO-DATE 2003

	Jan. - Sept. 2003	Jan. - Sept. 2002	Percent Change
Revenue Passenger Miles (000)	963,785	1,151,535	(16.3)
Available Seat Miles (000)	1,843,559	2,183,949	(15.6)
Passengers Boarded*	4,361,195	5,153,884	(15.4)
System Load Factor*	52.3	52.7	(0.4)
Average Passenger Journey	221.0	223.4	(1.1)
* Scheduled service ** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE:     Numbers may not add or calculate due to rounding

NUMBER: 4627

US Airways media contact:                     David Castelveter, 703-872-5100

US Airways investor relations contact:      Margaret Kim, 703-872-6528